UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 21, 2006

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2006, Verizon Communications Inc. (“Verizon”) received notice from the New York Stock Exchange (“NYSE”) that Section 303A.02(a) of the NYSE Listed Company Manual requires that the director independence standards in Verizon’s Corporate Governance Guidelines (“Guidelines”) must be published in its annual proxy statement. The independence standards in Verizon’s Guidelines are more stringent than the NYSE requirements, and we do not believe that our previous proxy statement disclosure was materially different from that required by the NYSE Listed Company Manual. However, after consultation with the NYSE, Verizon has determined to make the disclosure specified by the NYSE in this current report on Form 8-K.

The proxy statement for Verizon’s 2006 Annual Meeting of Shareholders identified our independent directors and indicated that director independence is evaluated in accordance with applicable laws and regulations, the NYSE’s listing standards and the criteria set forth in Verizon’s Guidelines. The proxy statement indicated that Verizon’s Guidelines are available from the office of Verizon’s Assistant Corporate Secretary or through the Corporate Governance link on Verizon’s website at www.verizon.com/investor.

The independence standards in Verizon’s Guidelines provide:

Independence. A Director is considered independent if the Board finds that the Director has no material relationship with the Corporation. In evaluating independence, the Board will not consider a Director independent if:

1.	Within the past three years, the Director has been:

•	An employee of Verizon, its majority owned subsidiaries or a predecessor corporation (“Verizon”) or if a member of the Director’s immediate family has been so employed;

•	An employee or affiliate of an independent public accountant of Verizon or if a member of the Director’s immediate family has been so employed or affiliated;

•	Retained under a personal or professional services contract by Verizon;

•	Received, or if a member of the Director’s immediate family has received, more than $100,000 per year in direct compensation from Verizon (other than Director’s compensation and other than pension or other deferred compensation for prior service with Verizon);

•	An employee, partner or five percent or more owner of a supplier of goods or services to Verizon and the annual payments by Verizon represent more than one percent of the supplier’s annual revenues;

•	An employee, partner or five percent or more owner of a customer of Verizon and the annual payments to Verizon represent more than one percent of the customer’s annual revenues;

•	An employee or five percent or more owner of a lender to Verizon and Verizon’s outstanding indebtedness to the lender represents more than one percent of the lender’s outstanding loans at the end of the lender’s fiscal year; or

•	An employee of a non-profit entity that receives contributions from Verizon or its Foundation representing more than one percent of the total annual contributions received by that entity (excluding matching gift contributions by Verizon’s Foundation);

2.	Within the past three years, a Verizon executive officer or executive in compensation Band 1 (each a “Verizon Senior Executive”) has served on the compensation committee of a company that, at the same time, employed the Director or a member of the Director’s immediate family as an executive officer;

3.	Another Director or a Verizon Senior Executive is a member of the Director’s immediate family; or

4.	The Director has any other relationship that the Board determines is inconsistent with applicable laws and regulations on directors’ independence or that is likely to impair the Director’s ability to act independently.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: August 23, 2006	/s/ Marianne Drost
Marianne Drost
Senior Vice President, Deputy General Counsel and Corporate Secretary